Public Service Enterprise Group PSEG Earnings Conference Call 2 nd Quarter 2016 July 29, 2016 EXHIBIT 99.1

Forward-Looking Statements
Certain of the matters discussed in this report about our and our subsidiaries' future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements
are
subject
to
risks
and
uncertainties,
which
could
cause
actual
results
to
differ
materially
from
those
anticipated.
Such
statements
are
based
on
management's
beliefs
as
well
as
assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,”
“potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC) including our Annual Report on Form 10-K and subsequent reports on Form 10-Q and
Form 8-K and available on our website: http://www.pseg.com. These factors include, but are not limited to:
•
adverse changes in the demand for or ongoing low pricing of the capacity and energy that we sell into wholesale electricity markets,
•
adverse changes in energy industry law, policies and regulations, including market structures and transmission planning,
•
any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators, including prudency reviews, disallowances
and changes in authorized returns,
•
any deterioration in our credit quality or the credit quality of our counterparties,
•
changes in federal and state environmental regulations and enforcement that could increase our costs or limit our operations,
•
adverse
outcomes
of
any
legal,
regulatory
or
other
proceeding,
settlement,
investigation
or
claim
applicable
to
us
and/or
the
energy
industry,
•
changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations or increase the cost of our nuclear generating units,
•
actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
•
any inability to manage our energy obligations, available supply and risks,
•
delays or unforeseen cost escalations in our construction and development activities, or the inability to recover the carrying amount of our assets,
•
availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
•
increases in competition in energy supply markets as well as for transmission projects,
•
changes in technology, such as distributed generation, storage and micro grids, and greater reliance on these technologies,
•
changes in customer behaviors, including increases in energy efficiency, net-metering and demand response,
•
adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements,
•
any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers, and any inability to obtain sufficient insurance coverage or recover proceeds of insurance with respect to such events,
•
acts of terrorism, cybersecurity attacks or intrusions that could adversely impact our businesses,
•
delays in receipt of necessary permits and approvals for our construction and development activities,
•
any inability to achieve, or continue to sustain, our expected levels of operating performance,
•
changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
•
an extended economic recession,
•
an inability to realize anticipated tax benefits or retain tax credits,
•
challenges associated with recruitment and/or retention of a qualified workforce, and
•
changes in the credit quality and the ability of lessees to meet their obligations under our domestic leveraged leases.
All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business prospects, financial condition or results of operations. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if internal estimates change, unless otherwise required by applicable securities laws.
The
forward-looking
statements
contained
in
this
report
are
intended
to
qualify
for
the
safe
harbor
provisions
of
Section
27A
of
the
Securities
Act
of
1933,
as
amended,
and
Section
21E
of
the
Securities Exchange Act of 1934, as amended.

GAAP Disclaimer
PSEG presents Operating Earnings and Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) in
addition to its Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP).
Operating Earnings and Adjusted EBITDA are non-GAAP financial measures that differ from Net Income. Operating Earnings exclude gains or losses associated with Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and material one-time items.  Adjusted EBITDA excludes the same items as our Operating Earnings measure as well as income tax expense, interest expense, depreciation and amortization and major maintenance expense costs at Power’s fossil generation facilities. The last two slides in this presentation (Slides A and B) include a list of items excluded from Net Income to reconcile to Operating Earnings and Adjusted EBITDA with a reference to that slide included on each of the slides where the non-GAAP information appears.
Management uses Operating Earnings and Adjusted EBITDA in its internal analysis, and in communications with investors and analysts, as a consistent measure for comparing PSEG’s financial performance to previous financial results. The presentation of Operating Earnings and Adjusted EBITDA is intended to complement, and should not be considered an alternative to, the presentation of Net Income, which is an indicator of financial performance determined in accordance with
GAAP. In addition, Operating Earnings and Adjusted EBITDA as presented in this release may not be comparable to similarly titled measures used by other companies.
Due to the forward looking nature of Operating Earnings and Adjusted EBITDA guidance, PSEG is unable to reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measure.  Management is unable to project certain reconciling items, in particular MTM and NDT gains (losses), for future periods due to market volatility.
These
materials
and
other
financial
releases
can
be
found
on
the
pseg.com
website
under
the
investor
tab,
or
at
http://investor.pseg.com/

PSEG 2016 Q2 Review Ralph Izzo Chairman, President and Chief Executive Officer

Q2 Earnings Summary
$ millions (except EPS)
2016
2015
Operating Earnings*
$  289
$  289
Reconciling Items
(102)
56
Net Income
$  187
$  345
EPS from Net Income
$  0.37
$  0.68
EPS from Operating Earnings*
$  0.57
$  0.57
Quarter ended June 30
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.

First Half Earnings Summary
$ millions (except EPS)
2016
2015
Operating Earnings*
$  752
$  818
Reconciling Items
(94)
113
Net Income
$  658
$  931
EPS from Net Income
$  1.30
$  1.83
EPS from Operating Earnings*
$  1.48
$  1.61
Six months ended June 30
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.

PSEG –
Q2 2016 Highlights
Solid Results
Net Income of $0.37 vs. $0.68 per share in Q2 2015
Operating Earnings of $0.57 vs. $0.57 per share in Q2 2015*
Increased earnings contribution from PSE&G’s investment in Transmission
Maintaining
full-year
2016
Operating
Earnings
guidance
of
$2.80
-
$3.00
per
share
Operating Review
PSEG
Power
generating
output
declined
by
6%
vs.
Q2
2015
–
reflecting
mild
weather,
low
gas prices and impact of extended outage at Salem nuclear facility
PSEG Disciplined Capital Investment
PSE&G identifies more than $500 million of additional capital opportunities through 2020
Solar 4 All Extension II filing made with NJBPU in May with decision expected in Q4
Power’s construction of Keys and Sewaren CCGTs on schedule and on budget
Market Developments
RPM auction results for 2019/2020 reflected PJM’s downward revisions to the demand forecast and the effects of both new generation and uncleared generation from the prior year’s auction
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.

$2.80 -
$3.00E
Maintaining 2016 Operating Earnings Guidance
$2.76
*
See
Slide
A
for
Items
excluded
from
Net
Income
to
reconcile
to
Operating
Earnings.
E
=
Estimate.
$2.91
Reaching the upper end of our guidance range in 2016 will be difficult even with improvements seen in the power markets, expectations for warm summer weather, normal operations and management of O&M
2014
2015
2016 Operating Earnings* Guidance

PSEG 2016 Q2 Operating Company Review Dan Cregg EVP and Chief Financial Officer

Q2 Operating Results by Subsidiary
Operating Results
Earnings per Share
$ millions (except EPS)
2016
2015
2016
2015
PSE&G
$  179
$  167
$  0.35
$  0.33
PSEG Power*
91
110
0.18
0.22
PSEG Enterprise/Other
19
12
0.04
0.02
Operating Earnings*
$  289
$  289
$  0.57
$  0.57
Reconciling Items
(102)
56
(0.20)
0.11
Net Income
$  187
$  345
$  0.37
$  0.68
Quarter ended June 30
*  See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.

PSEG EPS Reconciliation –
Q2 2016 versus Q2 2015
Q2 2016
Net
Income
Q2 2015
Net
Income
PSEG
Power
PSE&G
Enterprise/
Other
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.
Re-Contracting/
Lower Prices/Gas
Volumes  (0.03)
Capacity  (0.02)
Volume  (0.01)
O&M  0.07
Absence of 2015
Tax Credits and
Other  (0.05)
Transmission
Earnings
0.03
Distribution
O&M and
D&A  (0.02)
Taxes and
Other  0.01
Q2 2015
Operating
Earnings*
Q2 2016
Operating
Earnings*
PSEG-LI
Taxes and
Other
$0.68
0.02
(0.04)
0.02
$0.57
$0.57
$0.37
0.00
0.10
0.20
0.30
0.40
0.50
0.60
0.70

First Half Operating Results by Subsidiary
Operating Results
Earnings per Share
$ millions (except EPS)
2016
2015
2016
2015
PSE&G
$  441
$  409
$  0.87
$  0.80
PSEG Power*
275
388
0.54
0.77
PSEG Enterprise/Other
36
21
0.07
0.04
Operating Earnings*
$  752
$  818
$  1.48
$  1.61
Reconciling Items
(94)
113
(0.18)
0.22
Net Income
$  658
$  931
$  1.30
$  1.83
Six months ended June 30
*  See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.

0.00
0.25
0.50
0.75
1.00
1.25
1.50
1.75
2.00
PSEG EPS Reconciliation –
First Half 2016 versus First Half 2015
YTD 2016        YTD 2016
Operating
Earnings*
YTD 2015
Net
Income
Re-Contracting/
Lower Prices/
Gas Volumes
(0.12)
Lower Gas Send-
Out and Fixed Cost
Recovery  (0.12)
Capacity  (0.05)
Volume  (0.03)
O&M  0.13
Lower Interest  0.01
Absence of 2015
Tax Credits and
Other  (0.05)
PSEG
Power
Transmission
Earnings
0.07
Weather  (0.02)
Gas Volume
and Demand
0.01
Distribution
O&M and
D&A  (0.03)
Taxes and
Other  0.04
PSE&G
Enterprise/
Other
PSEG-LI
Taxes and
Other
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.
Net
Income
YTD 2015
Operating
Earnings*
$1.83
0.07
(0.23)
0.03
$1.61
$1.48
$1.30

PSE&G 2016 Q2 Review

PSE&G –
Q2 Earnings Summary
$ millions (except EPS)
Q2 2016
Q2 2015
Variance
Operating Revenues
$  1,350
$  1,466
$  (116)
Operating Expenses
Energy Costs
529
544
(15)
Operation & Maintenance
352
368
(16)
Depreciation & Amortization
136
234
(98)
Total Operating Expenses
1,017
1,146
(129)
Net Income
$  179
$  167
$  12
EPS from Net Income
$  0.35
$  0.33
$  0.02

PSE&G EPS Reconciliation –
Q2 2016
versus Q2 2015
Transmission
Earnings
0.03
Taxes and
Other  0.01
Distribution
O&M
and D&A
Q2 2015
Net Income
Q2 2016
Net Income
$0.33
0.04
$0.35
(0.02)
0.00
0.10
0.20
0.30
0.40

PSE&G –
Q2 2016 Weather Data
2016  vs. 2015 vs. Normal
PSE&G Monthly Weather Summary
April
May
June
April
May
June
Monthly Temperature Humidity Index (THI)
Monthly Heating Degree Days (HDD)
Q2 2016 heating degree days were
~29% higher than Q2 2015
and ~7% higher than normal
Q2 2016 temperature-humidity index
was ~21% lower than Q2 2015
and ~5% lower than normal
365
170
5
327
56
35
360
131
13
0
100
200
300
400
500
2016
2015
Normal
129
1,164
2,497
34
1,836
2,943
166
809
2,994
0
500
1,000
1,500
2,000
2,500
3,000
3,500
2016
2015
Normal

PSE&G –
Q2 2016 Operating Highlights
Operations
Solar 4 All II Extension filing has been deemed complete by the BPU for an expected Q4 2016 decision
PSE&G residential gas customers to benefit from proposed rate reduction of 7.4% on October 1, estimated savings for the average gas customer of $64 per year if approved by the BPU
Regulatory and Market
Environment
PSE&G made $1.4 billion of capital expenditures in the YTD period ended June 30 as part of its full
year
capital
spending
projected
to
be
at
least
$3
billion
PSE&G has identified ~$500 million of additional capital opportunities, including the Solar 4 All
Extension II filing, to invest in its distribution business beyond the current $12 billion plan in the
2016 -
2020 period.
PSE&G’s
forecast
of
Net
Income
and
Operating
Earnings
has
been
increased
to
$900
-
$935
million
from $875 -
$925 million*
Financial
Q2 2016 weather was milder than Q2 2015
NJ economy continues to show improvement; but residential and commercial customer growth was offset by greater use of energy efficiency measures and lower industrial activity
On a trailing 12-month basis, weather normalized electric sales for both residential and commercial customers were essentially flat, and industrial sales were lower by 2%
*  See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.

PSEG Power 2016 Q2 Review

PSEG Power –
Q2 Earnings Summary
$ millions (except EPS)
Q2 2016
Q2 2015
Variance
Operating Revenues
$  714
$  1,025
$  (311)
Operating Earnings*
91
110
(19)
Reconciling Items
(102)
56
(158)
Net Income (Loss)
$  (11)
$  166
$  (177)
EPS from Net Income (Loss)
$  (0.02)
$  0.33
$  (0.35)
EPS from Operating Earnings*
$  0.18
$  0.22
$  (0.04)
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.

Re-Contracting/
Lower Prices/Gas
Volumes  (0.03)
Capacity  (0.02)
Volume  (0.01)
PSEG Power EPS Reconciliation –
Q2 2016 versus Q2 2015
Q2 2016
Net
Loss
Q2 2015
Net
Income
O&M
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.
Absence of
2015 Tax
Credits and
Other
Q2 2015
Operating
Earnings*
Q2 2016
Operating
Earnings*
$0.33
$0.22
0.07
$0.18
(0.06)
(0.05)
$(0.02)
-0.10
0.00
0.10
0.20
0.30
0.40

PSEG
Power’s
Adjusted
EBITDA
-
Q2
2016,
YTD
and
Full-Year
2016
Guidance
Three
Months
Ended June 30,
Six Months (YTD)
Ended June 30,
Full-Year 2016
Guidance
($ millions)
2016
2015
2016
2015
Low
High
Operating Earnings**
$91
$110
$275
$388
$460
$525
Add:
Fossil Major Maintenance, pre-tax
22
52
29
101
80
80
Depreciation & Amortization, pre-tax
81
75
161
152
340
340
Interest Expense, pre-tax
20
32
42
63
80
80
Income Taxes
58
32
181
223
310
350
Adjusted EBITDA
$272
$301
$688
$927
$1,270E
$1,375E
21
PSEG Power -
Adjusted EBITDA*
*    See Slide B for a reconciliation of Adjusted EBITDA to Operating Earnings and Net Income.   E = Estimate.
**  See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.

PSEG Power –
Q2 2016 Generation Measures
7,129
6,983
4,831
4,551
912
1,273
0
7,000
14,000
2015
2016
Quarter ended June 30
Total Nuclear
Total Coal**
Oil & Natural Gas
Generation by Fuel (GWh)*
13,233
Quarter ended June 30
* Excludes Solar and Kalaeloa. ** Includes figures for Pumped Storage; also includes Natural Gas fuel switching intervals.
2015
2016
Combined
Cycle
PJM and NY
64%
62%
Coal**
NJ (Coal/Gas)
3%
0%
PA
73%
57%
CT
0%
0%
Nuclear
86%
83%
12,446
Fleet Capacity Factors (%)

PSEG Power –
YTD 2016 Generation Measures
14,961
15,402
8,305
3,803
1,939
9,007
0
10,000
20,000
30,000
2015
2016
Six Months ended June 30
* Excludes Solar and Kalaeloa.
** Includes figures for Pumped Storage; also includes Natural Gas fuel switching intervals.
Generation by Fuel (GWh)*
25,646
27,771
Six Months ended June 30
Fleet Capacity Factors (%)
2015
2016
Combined Cycle
PJM and NY
59%
57%
Coal**
NJ (Coal/Gas)
9%
0%
PA
82%
58%
CT
34%
3%
Nuclear
91%
91%
Total Coal**
Oil & Natural Gas
Total Nuclear

PSEG Power –
Q2 and YTD Fuel Costs
Quarter ended June 30
($ millions)
2015
2016
Coal
$30
$22
Oil & Gas
82
64
Total Fossil
112
86
Nuclear
51
48
Total Fuel Cost
$163
$134
Total Generation
(GWh)
13,233
12,446
$ / MWh
12.32
10.77
PSEG Power –
Fuel Costs
YTD June 30
($ millions)
2015
2016
Coal
$112
$49
Oil & Gas
329
131
Total Fossil
441
180
Nuclear
106
105
Total Fuel Cost
$547
$285
Total Generation
(GWh)
27,771
25,646
$ / MWh
19.70
11.11

PSEG Power –
Gross Margin Performance
Wholesale energy prices affected by over-supply of natural gas
Extended refueling outage at Salem 1 to replace degraded baffle bolts
Decrease in average hedge price of $2 MWh vs. Q2 2015
Q2 year-over-year capacity revenues reflect HEDD peaking capacity retirements in May 2015
Q2 2016 Regional Performance
Region
Gross
Margin ($M)
Q2 2016 Performance
PJM
$442
Lower market prices and lower
volumes exacerbated by mild Q2
weather.
New
England
$18
Slightly higher hedge value offset by
lower volume and lower prices.
New York
$20
Lower volume and lower prices
versus Q2 2015.
PSEG Power Gross Margin* ($/MWh)
$40
$0
$10
$20
$30
$40
$50
2014
2015
2016
$39
$42
Quarter ended June 30

Hedging Update
Contracted Energy*
Jul-Dec
2016
2017
2018
Volume TWh
17
36
36
Base Load
% Hedged
100%
80-85%
40-45%
(Nuclear and Base Load Coal)
Price $/MWh
$50
$48
$46
Volume TWh
8
18
23
Intermediate Coal, Combined
% Hedged
30-35%
0%
0%
Cycle, Peaking
Price $/MWh
$50
--
--
Volume TWh
25-26
53-55
58-60
Total
% Hedged
75-80%
55-60%
25-30%
Price $/MWh
$50
$48
$46
* Hedge percentages and prices as of June 30, 2016.  Revenues of full requirement load deals based on contract price, including renewable energy credits, ancillary, and transmission components but excluding capacity.  Hedges include positions with MTM accounting treatment and options.

PSEG Power –
Q2 2016 Operating Highlights
Q2 output down 6%; average nuclear capacity factor for the fleet was 83% vs. 86% in Q2 2015, as nuclear output declined by 2% to ~7 TWh, primarily reflecting the extended refueling outage at Salem 1 to
replace
degraded
baffle
bolts
and
an
unplanned
outage
at
Salem
2
–
partly
offset
by
increased
output at Peach Bottom related to 130 MWs of recent EPU uprates
CCGT availability remains strong; production down 4% on mild Q2 weather and lower demand
Dispatch of coal units affected by decline in price of gas; fuel cost per MWh fell by 13% vs. Q2 2015
Operations
Financial
Regulatory and Market
Environment
PSEG Power’s average capacity pricing for the 2016/2017 capacity year reset to $172 MW/day on June 1
The 2019/2020 RPM auction results reflected PJM’s downward revisions to the demand forecast and the effects of both new generation and uncleared generation from the prior year’s auction
Power cleared ~8,900 MW of capacity at an average price of $116 MW/day in the 2019/2020 RPM auction
Power’s
total
debt
as
a
percentage
of
capital
was
32%
at
June
30
Power issued $700 million of 3.00% Senior Notes due 2021
Power’s
forecast
of
Operating
Earnings
is
revised
to
$460
-
$525
million
from
$490
-
$540
million;
Adjusted
EBITDA
is
lowered
to
$1,270
-
$1,375
million
from
$1,320
-
$1,400
million*
*  See Slide A for Items excluded from Net Income to reconcile to Operating Earnings; See Slide B for a reconciliation of Adjusted EBITDA to Operating Earnings and Net Income.

PSEG

PSEG Financial Highlights
Maintaining full-year 2016 Operating Earnings guidance of $2.80 -
$3.00
per share*
Reaching the upper end of our guidance range in 2016 will be difficult even with improvements seen in the power markets, expectations for warm summer weather, normal operations and management of O&M
Focused on meeting customer needs for clean, reliable, efficient delivery of energy
Infrastructure Spend
PSE&G capital spending on T&D for 2016 expected to top $3 billion
PSE&G’s Gas System Modernization Program (GSMP) and Energy Strong continue
Keys and Sewaren CCGTs construction is on schedule and on budget
PSE&G has identified more than $500 million of additional infrastructure spend over the current capital spending plan of $12 billion in the 2016-2020 period
Financial position remains strong
Positive cash from Power and increasing cash flow from operations at PSE&G supports dividend growth and funds capital spending program without the need to issue equity
Debt as a percentage of capitalization was 45% at June 30
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.

PSEG 2016 Operating Earnings Guidance -
By Subsidiary
$ Millions (except EPS)
2016E
2015
PSE&G
$900 -
$935
$787
PSEG Power*
$460 -
$525
$653
PSEG Enterprise/Other
$65 -
$65
$36
Operating Earnings*
$1,425 -
$1,525
$1,476
Earnings per Share
$2.80 -
$3.00E
$2.91
Segment Earnings Guidance and Prior Results
$ Millions
2016E
2015
PSEG Power
$1,270 -
$1,375
$1,563
PSEG Power Adjusted EBITDA*
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings and Slide B for Items excluded from Net Income to reconcile to
Operating Earnings and Adjusted EBITDA. See Slide 21 for a reconciliation of Operating Earnings and Adjusted EBITDA for 2016E.   E = Estimate.

PSEG Liquidity as of June 30, 2016

Expiration
Total
Available
Company
Facility
Date
Facility
Usage
Liquidity
($ millions)
PSE&G
5-year Credit Facility
Apr-20
$600
(A)
$14
$586
PSEG Money Pool
5-Year Credit Facility (Power)
Apr-19
$1,600
$189
$1,411
5-Year Credit Facility (Power)
Apr-20
$953
(B)
$13
$940
5-year Credit Facility (PSEG)
Apr-19
$500
$10
$490
5-year Credit Facility (PSEG)
Apr-20
$500
(C)
$0
$500
Total Money Pool
$3,553
$212
$3,341
Total
$4,153
$226
$3,927
$445
(A) PSE&G facility will be reduced by $14 million in March 2018.
PSE&G ST Investment
$125
(B) Power facility will be reduced by $24 million in March 2018.
Total Liquidity Available
$4,497
(C) PSEG facility will be reduced by $12 million in March 2018.
Total Money Pool Liquidity Available
$3,786
PSEG / Power
PSEG Money Pool ST Investment

A
Items Excluded from Net Income to Reconcile to Operating Earnings
Please see Slide 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
(a) Includes the financial impact from positions with forward delivery months.
(b) Income tax effect calculated at 40.85% statutory rate, plus 20% tax on income (losses) from qualified NDT funds.
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Consolidated Operating Earnings Reconciliation
2016
2015
2016
2015
2015
2014
Operating Earnings
289
$
289
$
752
$
818
$
1,476
$
1,400
$
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity, pre-tax (PSEG Power)
-

3

(8)

10

24

138

Gain (Loss) on Mark-to-Market (MTM), pre-tax
(a)
(PSEG Power)
(171)

48

(149)

14

157

111

Storm O&M, net of insurance recoveries, pre-tax (PSEG Power)
-

45

-

172

172

(27)

Income Taxes related to Operating Earnings reconciling items
(b)
69

(40)

63

(83)

(150)

(104)

Net Income
187
$
345
$
658
$
931
$
1,679
$
1,518
$
Fully Diluted Average Shares Outstanding (in Millions)
508

508

508

508

508

508

Operating Earnings
0.57
$
0.57
$
1.48
$
1.61
$
2.91
$
2.76
$
Gain (Loss) on NDT Fund Related Activity, pre-tax (PSEG Power)
-

0.01

(0.01)

0.02

0.05

0.27

Gain (Loss) on MTM, pre-tax
(a)
(PSEG Power)
(0.34)

0.09

(0.29)

0.02

0.31

0.22

Storm O&M, net of insurance recoveries, pre-tax (PSEG Power)
-

0.09

-

0.34

0.34

(0.05)

Income Taxes related to Operating Earnings reconciling items
(b)
0.14

(0.08)

0.12

(0.16)

(0.31)

(0.21)

Net Income
0.37
$
0.68
$
1.30
$
1.83
$
3.30
$
2.99
$
Year-Ended
June 30,
December 31,
Six Months Ended
June 30,
Three Months Ended
Reconciling Items
($ Millions, Unaudited)
($ Per Share Impact - Diluted, Unaudited)

B
Items Excluded from Net Income to Reconcile to Operating Earnings and Adjusted EBITDA
Please see Slide 2 for an explanation of PSEG’s use of Operating Earnings and Adjusted EBITDA as non-GAAP
financial measures and how they differ from Net Income.
(a) Excludes amounts related to Operating Earnings reconciling items.
(b) Net of capitalized interest.
(c) Includes the financial impact from positions with forward delivery months.
(d) Income tax effect calculated at 40.85% statutory rate, plus 20% tax on income (losses) from qualified NDT funds.
PSEG Power Adjusted EBITDA Reconciliation
2016
2015
2016
2015
2015
Adjusted EBITDA
272
$
301
$
688
$
927
$
1,563
$
Fossil Major Maintenance, pre-tax
(22)

(52)

(29)

(101)

(128)

Depreciation and Amortization, pre-tax
(a)
(81)

(75)

(161)

(152)

(301)

Interest Expense, pre-tax
(a) (b)
(20)

(32)

(42)

(63)

(120)

Income Taxes
(a)
(58)

(32)

(181)

(223)

(361)

Operating Earnings
91
$
110
$
275
$
388
$
653
$
Gain (Loss) on NDT Fund Related Activity, pre-tax
-

3

(8)

10

24

Gain (Loss) on MTM, pre-tax
(c)
(171)

48

(149)

14

157

Storm O&M, net of insurance recoveries, pre-tax
-

45

-

172

172

Income Taxes related to Operating Earnings reconciling items
(d)
69

(40)

63

(83)

(150)

Net Income (Loss)
(11)
$
166
$
181
$
501
$
856
$
($ Millions, Unaudited)
Six Months Ended
June 30,
June 30,
Three Months Ended
Reconciling Items
Year-Ended
December 31,